                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  Confidential, for use of the
     Commission (only as permitted by
     rule 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                     PHOENIX RESOURCES TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:
         July 7, 2000
     -------------------------------------------------------------------------

                     PHOENIX RESOURCES TECHNOLOGIES, INC.

                           15945 Quality Trail North
                              Scandia, MN, 55073
                                (888) 709-3975

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD JULY 21, 2000


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Phoenix Resources Technologies, Inc., a Nevada Company ("Company"), will be held at 2nd Floor, 827 West Pender Street, Vancouver, BC, Canada on Friday, July 21, 2000 at 10:30 a.m. local time, to consider and act upon:

1. The election of five nominees as Directors to the Company's Board of Directors who will serve until the Annual Meeting of Shareholders in 2001.

2. To approve the amended and restated Company's 1999 Stock Option Plan increasing the number of shares of Common Stock available for issuance thereunder from 900,000 to 1,500,000.

3. To transact such other business as may properly come before the meeting or any adjournment thereof.

Shareholders of record at the close of business on May 23, 2000 are entitled to notice of, and to vote at, the Annual Meeting. You are cordially invited to attend. However, whether you expect to be present at the meeting or not, please mark, date and sign the enclosed proxy and return it in the envelope, which has been provided. The proxy, solicited by the Board of Directors, is revocable and will not affect your right to vote in person if you attend.

                      By Order of the Board of Directors,

                                 /s/ Ben Traub


                                             BENJAMIN TRAUB, Chairman of the
                                                                       Board

                                                 Vancouver, British Columbia
                                                               June 30, 2000

PHOENIX RESOURCES TECHNOLOGIES, INC.
15945 Quality Trail North
Scandia, Minnesota 55073

June 30, 2000


Dear Shareholder:

You are cordially invited to attend the 2000 Annual Meeting of Shareholders of Phoenix Resources Technologies, Inc. (the "Company") to be held on July 21, 2000 at 10:30 a.m. (local time) at the Company's business office at: Second Floor, 827 West Pender Street, Vancouver, B.C., Canada. At this meeting, you will be asked to vote, in person or by Proxy, on the following matters: (i) the election of five Directors to the Board of Directors; (ii) the approval of the amended and restated Company's 1999 Stock Option Plan increasing the number of shares of Common Stock available for issuance thereunder from 900,000 to 1,500,000; and (iii) any other business as may properly come before the meeting or any postponement or adjournment thereof. The matters listed in the Notice of Meeting are described in detail in the accompanying Proxy Statement. Included with these soliciting materials is a Proxy for voting, with instructions. A copy of the Company's 10KSB accompanies this proxy statement. Regardless of your plans for attending in person, it is important that your shares be represented and voted at the 2000 Annual Meeting. Accordingly, please give careful consideration to the items to be voted upon, complete and sign the Proxy and return it by mail or fax as directed on the Proxy. We look forward to receiving your vote and seeing you at the meeting.

                              Sincerely,

                              Benjamin Traub
                              Chairman of the Board

                     PHOENIX RESOURCES TECHNOLOGIES, INC.
                           15945 Quality Trail North
                              Scandia, MN, 55073

                                PROXY STATEMENT
                   FOR ANNUAL MEETING OF SHAREHOLDERS TO BE
                             HELD ON JULY 21, 2000

Shareholders Meeting

This Proxy Statement and enclosed Proxy are furnished in connection with the solicitation of proxies by the Board of Directors of PHOENIX RESOURCES TECHNOLOGIES, INC. (the "Company"), to be used at the Annual Meeting of Shareholders of the Company to be held on Friday, July 21, 2000 at 10.30 A.M., or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. Any shareholder giving a proxy in the accompanying form may revoke it at any time prior to its exercise. The expense of solicitation of proxies will be borne by the Company. This Proxy Statement and form of proxy are being first sent to or given to shareholders entitled to vote at the Annual Meeting of the Company on or about July 21, 2000. The mailing address of the Company's business offices is 2nd Floor, 827 West Pender Street, Vancouver BC V6C 3G8, Canada.

Shareholders Entitled To Vote

Only shareholders of record of the Company's Common Stock at the close of business on May 23, 2000 will be entitled to vote at the meeting or any adjournment thereof. On that date, 9,697,100 shares of Common Stock of the Company (the "Common Stock") were issued and outstanding. Each shareholder is entitled to one vote for each share held of record on the record date. The holders of a majority of the total shares of common stock outstanding at the record date whether present at the Annual Meeting in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. The shares held by each shareholder who signs and returns the enclosed Proxy will be counted for the purposes of determining the presence of a quorum at the Annual Meeting, whether or not the shareholder abstains on all or any matter to be acted on at the Annual Meeting. Abstentions and broker non-votes both will be counted toward fulfillment of quorum requirements. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner. Shares cannot be voted at the Annual Meeting unless the holder is present in person or represented by proxy. A complete list of shareholders entitled to vote at the Annual Meeting will be open to examination by any shareholder during the meeting.

Voting at the Annual Meeting

Shares represented by a proxy in the accompanying form, unless previously revoked, will be voted at the meeting if the proxy, properly executed, is received by the Company before the close of business on July 18, 2000. Shares represented by a proxy received after that time will be voted if the proxy is received by the Company in sufficient time to permit the necessary examination and tabulation of the proxy before a vote is taken. A proxy may be revoked at any time prior to the voting at the Annual Meeting by giving written notice to the Secretary of the Company bearing a later date than the proxy, by submitting a later-dated proxy, or by voting the shares represented by such proxy in person at the Annual Meeting.

The election of Directors will require the affirmative vote of a plurality of the shares of Common Stock represented and voting in person or by proxy and entitled to vote at the Annual Meeting. Abstentions and broker non-votes will not be counted as votes cast in connection with determining the plurality required to elect a Director and will have no effect on the outcome of that vote.

The affirmative vote of a majority of the shares of Common Stock voted in person or by proxy at the Annual Meeting is required to approve the adoption of the Company's 1999 Stock Option Plan. Consequently, abstentions and broker non-votes will have no effect on the proposal to adopt the Company's 1999 Stock Option Plan.

Proxies

Proxies for use at the Annual Meeting are being solicited by the Board of Directors of the Company from its Shareholders.

When the enclosed Proxy is properly signed and returned, the shares which it represents will be voted at the Annual Meeting in accordance with the instructions noted thereon. In the absence of such instructions, the shares represented by a signed Proxy will be voted in favor of the nominees for election to the Board of Directors, and in favor of Proposal 2.

Shareholders who hold their shares through an intermediary must provide instructions on voting as requested by their bank or broker. A Shareholder who signs and returns a Proxy may revoke it at any time before it is voted by taking one of the following actions: (i) giving written notice of the revocation to the Secretary of the Company; (ii) executing and delivering a Proxy with a later date; or (iii) voting in person at the Annual Meeting.



                      MATTERS TO COME BEFORE THE MEETING


ELECTION OF DIRECTORS

Five Directors will be elected, each to hold office until the Company's 2001 Annual Meeting and until his or her successor is elected and qualified, or until the Director's resignation or removal. Three of the nominees (Traub, Seitz and Luthy) are currently Directors of the Company.

The individuals who will be nominated by the Board of Directors for election at the Annual Meeting are listed below. If, as a result of circumstances not now known or foreseen, any of such nominees shall be unavailable to serve as a Director, proxies will be voted for the election of such other person or persons as Benjamin Traub and Robert Seitz and each of them with full power of substitution may select.

Directors will be elected by a plurality of the votes of the shares present in person or represented by proxy entitled to vote at the meeting. Abstentions and broker non-votes will not be counted as votes cast in connection with determining the plurality required to elect a Director and will have no effect on the outcome of that vote. PROXIES WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED BELOW UNLESS THE SPECIFICATION IS MARKED ON THE PROXY INDICATING THAT AUTHORITY TO DO SO IS WITHHELD.

NAME AND AGE OF                                                FIRST ELECTED OR
   DIRECTOR                       PRINCIPAL OCCUPATION            APPOINTED
--------------                    --------------------         ----------------
Benjamin Traub         36        Chairman of the Board               1999
Robert Seitz           30        Director                            1999
Ellen Luthy            55        Secretary/Treasurer                 2000
Richard Monson         54        Businessman/Professor             Nominee
Warren Gacsi           43        Consultant/Businessman            Nominee

Nominated Directors:
--------------------

Benjamin E. Traub

Mr. Traub is presently Chairman of the Board and has served as a Director since November, 1999. From November 1999 until June 2000 he served as President and Chief Executive Officer of the Company. From 1991 to 1997, Mr. Traub was President of the Vancouver, British Columbia based, Imagenation Media Corp., a marketing consulting firm in relationship and direct marketing. Mr. Traub presently serves as Chief Executive Officer of Cyclone Financing Group, Inc., a Vancouver, British Columbia based consulting firm, specializing in incubating public companies and in corporate management. Mr. Traub is responsible for developing corporate strategies and overall business development. Mr. Traub is the beneficial owner of Wealthy Investor Network Inc., the Company's largest shareholder.

Ellen Luthy

Ms. Luthy was appointed a Director June 29, 2000 to fill the vacancy created by Ms. Judee Fayle's resignation and brings over 20 years of accounting and securities experience to the Company including: four years with The Gujral Group, a private management Company, where she was responsible for the accounting and administrative functions of six public companies and a private management Company, as well as filings for the public companies with the SEC; three years with Seaboard Auto Leasing; and three years with International Medical Systems in San Mateo, California as an Accountant. Ms Luthy graduated from San Jose State University, San Jose, California, with a Bachelor of Science in Accounting/Finance.

Robert Seitz

Mr. Seitz has served as Director of the Company since November, 1999. From November 1999 until June 2000 Mr. Seitz served as a Vice President of the Company. From April of 1998 until August of 1999, Mr. Seitz designed and set up various web pages for the Vancouver based Company Public Image Inc., a Company that provides contract labor for client firms, including dissemination of information and development of corporate overviews. From November 1996 to February 1998, Mr. Seitz provided customer relations and event co-ordination services to the Vancouver Trade and Convention Center. From June of 1994 to October of 1996, Mr. Seitz provided customer relations, promotion and marketing services to Host International Canada, a Vancouver, British Columbia based Company which provides airport services.

Richard Monson

Mr. Monson has been the owner of an IT/IS staffing and management consulting Company in Kansas City since 1996. Prior to this, he worked for AT&T for thirty years, as a process engineer, supervisor and Project Manager. Among his accomplishments in this latter role he identified and implemented major changes to an existing hardware deployment plan, which resulted in reducing capital costs by $10 million; he created and implemented a plan to transfer the project management function, which resulted in reducing the development cycle by 30%; and he created and implemented functional team concepts into the systems development process, which resulted in reducing the cycle time for enhancements by 25%. His particular strengths are in process definition and improvement organizational structure and staffing. Since 1992 he has been Adjunct Professor, Ottawa University, Kansas City, teaching courses in Behavior in Organizations, Small Business Administration and New Business Ventures. He graduated from Ottawa University with a Bachelor of Arts in Business Administration and from Webster University with a Master of Arts in Business Administration.

Warren Gacsi

MIRA CONSULTING owner Warren Gacsi has served business and industry since 1979. He has provided consulting services in the areas of business startups, investment proposals, private placements, SBA loan packages and construction projects. His strengths include business planning, market research and competitive intelligence including strategic planning for numerous companies. Mr. Gacsi has managed operations and production for two electronic firms and also held Design Engineering positions in the electronics industry.

Mr. Gacsi's military service in the 1970's was devoted to electronic surveillance and intelligence operations for the US Army, Joint Chiefs of Staff, and the National Security Agency. He holds Masters and Bachelors degrees in Business Administration from the University of Phoenix as well as an Associates degree in Architecture. Mr. Gacsi's expertise includes project management, strategic planning, organizational management, marketing, finance, economics, distribution channels, and partnering.

MEETINGS AND COMMITTEES OF THE BOARD

During the Company's fiscal year ended October 31, 1999, the Board of Directors held no meetings. The Board of Directors approved various corporate actions pursuant to unanimous consent of the Directors.

On June 20, 2000 the Company appointed a Compensation Committee comprised of Robert Seitz and Judee Fayle. The Compensation Committee is responsible for recommending salaries and other compensation arrangements for officers of the Company and performing such functions as may be delegated to it under the provisions of any bonus, stock option or other compensation plan adopted by the Company. Due to Ms. Fayle's resignation of her Directorship on June 29, 2000 the Company will be appointing her replacement to the Compensation Committee after the Annual Meeting.

The Company does not currently have an Audit Committee but intends to establish an Audit Committee subsequent to this Annual Meeting.

Directors of the Company do not receive any compensation for services performed in their capacity as Directors other than as described herein. During the current fiscal year, Directors have received grants of options to purchase the Company's Common Stock. The Board of Directors will determine the vesting schedule for options to be granted to Directors, based on the recommendations of the Compensation Committee.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL PERSONS NOMINATED BY THE BOARD.

             ADOPTION OF THE PHOENIX RESOURCES TECHNOLOGIES INC.
                               STOCK OPTION PLAN

The Board has approved, subject to shareholder approval, a proposal to amend and restate the Company's 1999 Stock Option Plan ("1999 Plan"). The amendment will increase the number of shares of Common Stock available for grant under such plan from 900,000 to 1,500,000, an increase of 600,000 shares of Common Stock. As of June 30, 2000, there were approximately 273,500 outstanding options to purchase shares of Common Stock under the 1999 Plan. The number of options exercised to date is 299,000. Therefore, in the event that the proposed amendment is approved, approximately 927,500 options would be available for grant under the 1999 Plan. The text of the proposed Amended/Restated 1999 Plan is attached to this Proxy Statement. The 1999 Plan description below is qualified in its entirety by reference to the text of the 1999 Plan.

The 1999 plan provides for the grant of non-qualified stock options and incentive stock options to employees, consultants and Directors of the Company. Shares of Common Stock may be authorized but unissued, or reacquired shares.

Participants in the 1999 Plan are determined by a Committee consisting of not fewer than two Non-Employee Directors within the meaning of Rule 16b-3 of the Exchange Act. All stock options granted under the 1999 Plan will be evidenced by Agreements that will be subject to the applicable provisions of the Plan and to such other provisions as the Committee may adopt. The Agreements will specify the duration of the stock option. However, no stock option will be exercisable later then the tenth anniversary of its grant. Such Agreements will also specify whether the options are intended as incentive stock options or non-qualified stock options. The 1999 Plan will terminate on November 28, 2009, unless sooner determined by the Board.

The proposed amendment and restatement will (i) clarify the Board's powers under the 1999 Plan; (ii) increase the number of shares available for stock incentives under the 1999 Plan; (iii) provide for the granting of incentive stock options to employees; (iv) continue rewarding and giving incentives to employees and key persons affiliated with the Company by providing such persons with an interest in the Company which corresponds to that of the Company's shareholders; and (v) make other changes to the 1999 Plan as reflected in the attached copy of the 1999 Plan.

FEDERAL INCOME TAX CONSEQUENCES

INCENTIVE STOCK OPTIONS. An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. Net capital gains on shares held more than 12 months may be taxed at a maximum federal rate of 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or
(ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, Director, or 10% stockholder of the Company. Unless limited by Section 162(m) of the Code, the Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

NON-STATUTORY STOCK OPTIONS. An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. Unless limited by Section 162(m) of the Code, the Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period. Net capital gains on shares held more than 12 months may be taxed at a maximum federal rate of 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON OPTIONEES AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF OPTIONS UNDER THE 1999 PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF THE EMPLOYEE'S OR CONSULTANT'S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE EMPLOYEE OR CONSULTANT MAY RESIDE.

The proposed amended & restated 1999 Plan will be adopted upon receiving the affirmative vote of holders of a majority of the shares present or represented by proxy at the Annual Meeting. Proxies will be voted in accordance with the specifications marked thereon, and if no specification is made, will be voted "FOR" adoption of the proposed amendment and restatement of the 1999 Plan. The Board has determined that the amended and restated 1999 Plan is in the best interest of the Company and its shareholders.

The Board of Directors recommends a vote FOR the adoption of the Phoenix Resources Technologies, Inc. 1999 Stock Option Plan.

PRINCIPAL SHAREHOLDERS

The Common Stock is the only voting security of the Company. See "Stock Ownership of Certain Beneficial Owners" for information regarding persons who, to the knowledge of the Company, beneficially own five percent or more of such stock as of May 23, 2000.

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the amount and percent of shares of Common Stock that, as of May 23, 2000, are deemed under the rules of the Securities and Exchange Commission (the "Commission") to be beneficially owned by any person or "group"(as that term is used in the Securities Exchange Act of 1934, as amended) known to the Company as of that date to be a beneficial owner of more than 5% of the outstanding shares of Common Stock of the Company, by each Executive Officer of the Company, by each member of the Board of Directors of the Company, by each nominee to become a member of the Board of Directors, and by all Directors and Executive Officers of the Company as a group.


                                   Common stock of
                                     THE COMPANY               PERCENT
NAME AND ADDRESS                  owned beneficially          of class
----------------                  ------------------          ---------
Benjamin Traub                        6,011,250 (*)             62.0%
240 - 11948 207th St.
Maple Ridge, B.C. V2X 1X7


(*)  Includes 5,828,350 shares owned by
     Wealthy Investor Network Inc. of which Ben
     Traub is the beneficial owner.

                                              COMMON STOCK                 PERCENT
                                             OF THE COMPANY                  OF
                     NAME                OWNED BENEFICIALLY (1)             CLASS
                     ----                ----------------------            -------
Benjamin Traub                                  6,011,250*                  62.0%
Robert Seitz                                       25,000                   1.00%
Ellen Luthy                                           Nil                   Nil
Richard Monson                                      8,500                   1.00%
Warren Gacsi                                        1,580                   1.00%
Ronald J. Wilkins (2)                             762,000                   7.9 %
Judee Fayle (3)                                    25,000                   1.00%

All Directors and Executive Officers            6,833,330                  70.47%
as a Group (6 persons)

(1) To the best of the Company's knowledge, based on information reported by such Directors and officers or contained in the Company's stockholder records, unless otherwise indicated by any additional information included in the footnotes to the table, each of the named persons is presumed to have sole voting and investment power with respect to all shares shown.

(2) Mr. Wilkins' 762,000 shares have been issued by Wealthy Investor Network Inc. and placed in escrow to be released at the rate of 31,750 per month over a period of 24 months in consideration of a note payable in the amount of $6,477,000. In the event that Mr. Wilkins' employment terminates, any shares remaining in escrow will either be returned to WIN and the associated note payable will be cancelled, or 25% of the shares remaining in escrow will be released to him, according to the contractual obligations under the stock acquisition agreement.

(3) Ms. Fayle was a Director and the Treasurer/Secretary of the Company until her resignation on June 29, 2000.



EXECUTIVE OFFICERS

The persons listed below are currently the executive officers of the Company.

      NAME                            OFFICE(S)                            AGE
      ----                            ---------                            ---
Benjamin Traub          Chairman of the Board                              36
Ronald J. Wilkins       President and Chief Executive Officer              44
Ellen Luthy             Secretary/Treasurer                                55

Mr. Traub was appointed President and Chief Executive Officer of the Company in October 1999. (See "Election of Directors" for further information concerning Mr. Traub). Mr. Traub resigned as President and Chief Executive Officer on June 13, 2000 and was appointed Chairman of Board.

Mr. Wilkins has 22 years of successful planning, business development, business process re-engineering (executive and operational), sales, marketing and product management experience in both New Venture and Fortune-50 companies in the Computing and Telecommunications industry. Before joining the Company, Mr. Wilkins served from 1998 until 2000 as Managing Director, Corporate Sr. Vice President of Porta Systems, a global provider of ADSL technologies. Prior to this he was President/CEO of Sycom Technologies from 1997 to 1998, Vice President of Alliances at Conxus Communications from 1995 to 1997, and in senior marketing management positions with Digital Equipment (NYSE:CPQ) and IBM (NYSE:IBM).

In addition to twenty-two years of leadership in the high-tech industry, Mr. Wilkins attended Executive programs at Harvard Business School, Wharton School of Business and the MIT Sloan School of Management. He graduated Bachelor of Science cum laude with majors in Mathematics and Philosophy, from MWC of University of Virginia.

Ms. Luthy has served as Secretary/Treasurer of the Company since May 2000.

Mr. Seitz served as Vice President of the Company from October, 1999 until he resigned his position on June 13, 2000.

See "Election of Directors" for further information concerning Mr. Seitz and Ms. Luthy.

The executive officers serve at the pleasure of the Board of Directors.


                             DIRECTOR COMPENSATION

There was no Director compensation paid during fiscal 1999. Currently Directors of the Company do not receive any compensation for services performed in their capacity as Directors other than stock options. During the 2000 fiscal year to date, Directors have received grants of options to purchase the Company's Common Stock as described below.


                             EXECUTIVE COMPENSATION

The following table provides summary information concerning compensation paid by the Company to (or accrued on behalf of) the Company's Chief Executive Officer who served as executive officer at the end of fiscal year 1999. The Company did not have significant operations during fiscal year 1999. On October 29, 1999 the Company entered into a Stock Acquisition Agreement pursuant which the previous Directors and officers resigned on October 30, 2000.

                     CHIEF EXECUTIVE OFFICER COMPENSATION

No compensation was paid to Mr. William C. Nichols, the President and Chief Executive Officer of the Company during the fiscal year ended on October 31, 1999. Compensation to Mr. Benjamin Traub, the Company's President and Chief Executive Officer from November 3, 1999 to June 13, 2000 was as follows: Mr. Traub received and exercised 82,000 stock options as disclosed in a footnote to the following Compensation Table.

Mr. Traub's wholly owned management Company, Cyclone Financing Group Inc. (Cyclone) has entered into a management services contract with the Company under which the Company pays Cyclone $35,000 per month for management and administrative services.


                          SUMMARY COMPENSATION TABLE

NAME AND                               ANNUAL      STOCK       ALL OTHER
OFFICE HELD                            SALARY      BONUS      COMPENSATION
-----------                            ------      -----      ------------

BENJAMIN TRAUB                          NIL         NIL       $866,250 /(1)/
PRESIDENT

JUDEE FAYLE                             NIL         NIL       $ 83,750 /(2)/
SECRETARY/TREASURER

ROBERT SEITZ                            NIL         NIL       $ 83,750 /(3)/
VICE PRESIDENT


(1) Mr. Traub was granted 100,000 stock options @ $3.00 exercise price on November 29, 1999 and 100,000 options @ $3.00 exercise price on December 17, 1999 and had exercised 82,000 options @ $3.00 as at February 14, 2000. The Company and Mr. Traub agreed to cancel the remaining 118,000 options on April 28, 2000 and was granted and exercised 160,000 options @ $12.25 on April 28, 2000.

(2) Ms. Fayle resigned as Secretary/Treasurer on May 5, 2000 and as a Director on June 29, 2000. Ms. Fayle was granted 100,000 stock options on November 29, 1999 @ $3.00 exercise price and had exercised 10,000 options @ $3.00 as at January 28, 2000. On April 28, 2000 the Company and Ms. Fayle cancelled the remaining 90,000 options.

(3) Mr. Seitz resigned as Vice President on June 13, 2000. Mr. Seitz was granted 100,000 stock options on November 29, 1999 @ $3.00 exercise price and had exercised 10,000 options @ $3.00 as at January 28, 2000. On April 28, 2000 the Company and Mr. Seitz cancelled the remaining 90,000 options.

OPTION GRANTS IN LAST FISCAL YEAR
No Executive Officer received Stock Options for the Fiscal year ended October 31, 1999.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND YEAR - END OPTION VALUES
No Executive Officer received Stock Options for the Fiscal year ended October 31, 1999.

EMPLOYMENT AND TERMINATION/CHANGE IN CONTROL ARRANGEMENTS

There is currently no change of control agreements in place with any Directors or employees. The Company entered into an employment agreement with Ronald J. Wilkins, our President and Chief Executive Officer, on June 1, 2000, which is automatically renewable for additional one year periods unless terminated by either party by providing 90 days notice prior to the anniversary date. The agreement provides for an initial base salary of $380,000 (reduced to $17,000 per month until the Company receives at least $2,000,000 of proceeds from an offering) for the first twelve months of the agreement and $380,000 for the second twelve months of the agreement. The employment agreement may be terminated by the Company for cause or other than for cause, death or disability and Mr. Wilkins may terminate the agreement for good reason as such terms are defined in the employment agreement. The Company has granted Mr. Wilkins incentive stock options to purchase 200,000 shares of the Company's common stock at an exercise price of $10.125 per share. In addition, Mr. Wilkins entered into an agreement with Wealthy Investors Network, Inc., the majority shareholder of the Company and an affiliate of Benjamin Traub, to purchase 762,000 shares of common stock at a price of $8.50 per share for a total price of $6,477,000 plus interest to be paid to WIN on or before June 21, 2003. In addition, if Mr. Wilkins' employment agreement is terminated, a portion of these shares will be returned to WIN and the remaining balance due to WIN will be forgiven. WIN intends to forgive certain principal payments due from Mr. Wilkins upon the happening of certain events. The Company has also agreed to issue to Mr. Wilkins an annual bonus in an amount equal to the interest due to WIN by Mr. Wilkins pursuant to the stock acquisition agreement.


                           INDUSTRY COMPARISON DATA
                  Data produced by Research Data Group, Inc.

                               [LOGO GOES HERE]

The information presented in the graph above was obtained by the Company from sources it considered to be reliable but has not been independently verified by the Company. This performance graph assumes that $100 was invested on October 31, 1999 in the Company's Common Stock at a price of $2.25 per share and at the closing sales price for each index on that date. No cash dividends have been declared on the Company's Common Stock. Shareholder returns should not be considered indicative of future shareholder returns.

PHOENIX RESOURCES TECHNOLOGIES, INC PEER GROUP TOTAL RETURN WORKSHEET

                                                 Cumulative Total Return
                                                 -----------------------
                                                 10/31/1999    4/30/2000
                                                 ----------    ---------
PHOENIX RESOURCES TECHNOLOGIES, INC.               100.00       544.44
RUSSELL 2000                                       100.00       108.20
CHASE H & Q INTERNET                               100.00       137.81

This stock performance graph and table shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                 CERTAIN TRANSACTIONS AND RELATED TRANSACTIONS

The Company has executed a management agreement with Cyclone Financing Group, Inc. of 2nd Floor, 827 West Pender Street, Vancouver, British Columbia, Canada V6C 3G8, an entity owned by Benjamin Traub, in the amount of $35,000 (US Dollars) per month, effective November 1, 1999. This amount represents a management fee related to the acquisition of projects, administration (i.e. bookkeeping, photocopying, faxing, office space, telephone charges, supplies, news dissemination) and other related operational costs. Cyclone has billed the Company a total of $280,000 for the period from November 1, 1999 through June 30, 2000 and the Company has an outstanding balance due Cyclone of approximately $10,000 as of June 30, 2000.

                         INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors has selected Scott Hatfield CPA to audit the financial statements of the Company for the fiscal year ending October 31, 2000.

               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Under the securities laws of the United States, the Company's Directors, its executive officers, and any persons holding more than 10% of the Company's Common Stock are required to report their ownership of the Company's Common Stock and any changes in that ownership with the SEC. The Company believes, to the best of its knowledge, that the former Directors, Officers and 10% Shareholders complied with these filing requirements during the Fiscal Year ended October 31, 1999.

Benjamin Traub, Robert Seitz and Judee Fayle were each required to file a Form 3 (Initial Statement of Beneficial Ownership of Securities) to report their shareholdings on their appointment to the Board and as Officers of the Company during the 2000 fiscal year. They failed to do so by the required date. They have since filed these reports.

Benjamin Traub was required to file Forms 3 & 4. Mr. Traub failed to do so by the required dates. Mr. Traub has since filed the reports during the 2000 fiscal year.

Robert Seitz and Judee Fayle were required to file two Forms 4 covering transactions. Mr. Seitz and Ms. Fayle failed to file these forms by the required dates. Mr. Seitz and Ms. Fayle have since filed the reports during the 2000 fiscal year.

In making this statement, the Company has relied on the written representations of its incumbent Directors and Executive Officers and copies of the reports received by it.

OTHER MATTERS AND SHAREHOLDER PROPOSALS

At the date of this Proxy Statement, management is not aware of any matters to be presented for action at the Annual Meeting other than those described above. However, if any other matters should come before the Annual Meeting, it is the intention of the persons named in the accompanying Proxy to vote in accordance with their judgment on such matters.

Shareholder proposals intended to be presented at the 2001 Annual Meeting which are eligible for inclusion in the Company's Proxy Statement for that meeting under Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, must be received by the Company not later than February 6, 2001 if they are to be included in the Company's Proxy Statement relating to that meeting. Such proposals should be addressed to the Secretary at the Company's principal executive offices and should satisfy the requirements applicable to shareholder proposals contained in the Company's bylaws.

                      By Order of the Board of Directors,

                                 /s/ Ben Traub

                                           BENJAMIN TRAUB, Chairman of the Board

                                                     Vancouver, British Columbia
                                                                   June 30, 2000

     Annex A

                     PHOENIX RESOURCES TECHNOLOGIES, INC.

                             1999 STOCK OPTION PLAN

     1. Purposes of the Plan. The purposes of this Phoenix Resources Technologies, Inc. 1999 Stock Option Plan (the "Plan") are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and to promote the success of the Company's business. Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or non-statutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder. This Plan is an amendment and restatement of the Phoenix Resources Technologies, Inc. 1999 Nonqualifying Stock Option Plan.

     2.   Definitions.  As used herein, the following definitions shall apply:

          (a) "Administrator" means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

          (b) "Board" means the Board of Directors of the Company.

          (c) "Code" means the Internal Revenue Code of 1986, as amended.

          (d) "Committee" means a committee appointed by the Board.

          (e) "Common Stock" means the Common Stock of the Company, $0.001 par value per share.

          (f) "Company" means Phoenix Resources Technologies, Inc., a Nevada corporation.

          (g) "Consultant" means (i) any person, including an advisor, who is engaged by the Company to render consulting or advisory services and is compensated for such services; and (ii) any director of the Company who is compensated for such services.

          (h) "Continuous Status as an Employee or Consultant" means that the employment or consulting relationship with the Company, any Parent or Subsidiary is not interrupted or terminated. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, any Parent, any Subsidiary, or any successor.
A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract, including Company policies. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the ninety-first (91/st/) day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

          (i) "Covered Employee" means an Optionee who is or is expected to be a "covered employee" within the meaning of Code Section 162(m) and the related treasury regulations for the year in which the Option is taxable to the Optionee and for whom the Administrator intends that such Option qualify for the performance-based compensation exemption under Code Section 162(m).

          (j) "Disability" means an inability to perform the duties assigned to such Employee or Consultant, as determined in the sole discretion of the Administrator, for a period of one hundred twenty (120) days.

          (k) "Employee" means any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

          (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (m) "Fair Market Value" means, as of any date, the value of the Common Stock determined as follows:

               (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

               (ii) If the Common Stock is quoted on the Nasdaq System (but not on the Nasdaq National Market) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination;

               (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

          (n) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

          (o) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

          (p) "Option" means a stock option granted pursuant to the Plan.

          (q) "Optioned Stock" means the Common Stock subject to an Option.

          (r) "Optionee" means an Employee or Consultant who receives an Option.

          (s) "Parent" means a "parent corporation" with respect to the Company whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (t) "Share(s)" means a share or shares of Common Stock, as adjusted in accordance with Section 11 below.

          (u) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3. Stock Subject to the Plan. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares that may be optioned and sold under the Plan is One Million Five Hundred Thousand (1,500,000) Shares. The maximum aggregate number of Shares subject to an Option granted in any one Fiscal Year to a Covered Employee may not exceed Five Hundred Thousand (500,000) Shares. Optioned Stock may be authorized, but unissued, or reacquired Shares.

     If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

     Should the Company reacquire Shares which were issued pursuant to the exercise of an Option, such Shares shall not become available for future grant under the Plan.

     4.   Administration of the Plan.

          (a) In General. The Plan shall be administered by the Committee. The Committee shall be composed solely of not fewer than two (2) "Non-Employee Directors" within the meaning of Rule 16b-3 promulgated under the Exchange Act. To the extent required to comply with the performance-based compensation exemption under Code Section 162(m) and the related treasury regulations, each member of the Committee shall also qualify as an "outside director," as defined therein.

          (b) Powers of the Administrator. Subject to the approval of any relevant authorities, including the approval, if required, of any stock exchange upon which the Common Stock is listed, the Administrator shall have the authority, in its discretion:

               (i) to determine the Fair Market Value of the Common Stock in accordance with Section 2(m) of the Plan;

               (ii) to select the Consultants and Employees to whom Options may from time to time be granted hereunder;

               (iii) to determine whether and to what extent Options are granted hereunder;

               (iv) to determine the number of shares of Common Stock to be covered by each such award granted hereunder;

               (v) to approve forms of a written option agreement ("Option Agreement") for use under the Plan;

               (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the Shares relating thereto, including canceling Option awards due to the Optionee engaging in conduct inimical to the best interests of the Company as provided in Section 19, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

               (vii) to determine whether and under what circumstances an Option may be settled in cash under Section 8(b) instead of Common Stock;

               (viii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option has declined since the date the Option was granted; and

               (ix) to provide for the early exercise of Options for the purchase of unvested Shares, subject to such terms and conditions as the Administrator may determine.

          (c) Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options. Subject to the express provisions of the Plan, the Administrator may interpret the Plan, prescribe, amend and rescind rules and regulations relating to it, determine the terms and provisions of awards to Optionees under the Plan (which need not be identical) and make such other determinations as it deems necessary and advisable for the administration of the Plan. The decision of the Administrator under the Plan shall be conclusive and binding. No member of the Board or the Administrator shall be liable for any action taken or determination made hereunder in good faith. The Board and the Administrator shall be entitled to indemnification and reimbursement to the maximum extent permitted by applicable law. Such indemnification shall be in addition to any rights of indemnification the members may have as members of the Board or under the bylaws of the Company.

     5.   General Provisions

          (a) Eligibility. Nonstatutory Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option may, if otherwise eligible, be granted additional Options.

          (b) Option Designation. Options shall be evidenced by Option Agreements in such form as the Administrator shall approve from time to time. Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, for those Incentive Stock Options exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) with underlying shares having an aggregate Fair Market Value exceeding $100,000, such excess shall be treated as Nonstatutory Stock Options.

          (c) Option Identification. For purposes of Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

          (d) No Employment Guarantee. The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

     6. Term of Plan. The Plan, as amended and restated, was adopted by the Board effective as of November 29, 1999 and shall continue in effect for a term of ten (10) years from November 29, 1999 unless sooner terminated pursuant
Section 13.

     7. Term of Option. The term of each Option shall be the term stated in the Option Agreement; provided, however, that the term shall be no more than ten
(10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns, or is deemed to own within the meaning of Section 424(d) of the Code, stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

     8.   Option Exercise Price and Consideration.

          (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

               (i)  In the case of an Incentive Stock Option

                    (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns, or is deemed to own within the meaning of Section 424(d) of the Code, stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

                    (B) granted to any Employee or Covered Employee, other than an Employee described in the preceding paragraph, the per Share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

               (ii In the case of a Nonstatutory Stock Option, the per share exercise price shall be determined by the Administrator, provided that the per share exercise price of any Nonstatutory Stock Option granted to any Covered Employee shall be no less than one hundred percent (100%) of the Fair Market Value per share on the date of grant.

          (b) Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist of one or more of the following, provided such form of payment is acceptable to the Administrator:
(i) cash, (ii) check, (iii) promissory note of Optionee, (iv) other Shares that
(x) in the case of Shares acquired upon exercise of an Option have been owned by the Optionee for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to or greater than the aggregate exercise price of the Shares as to which said Option is exercised, (v) authorization from the Optionee duly accepted by the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (vi) any combination of the foregoing methods of payment, or (vii) such other consideration and method of payment for the issuance of Shares to the extent permitted under applicable laws.

     9.   Exercise of Option.

          (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions, including performance criteria with respect to the Company and/or the Optionee, as determined by the Administrator, in its sole and absolute discretion.

     An Option shall be deemed to be properly exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option Agreement by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company pursuant to Section 8(b). However, (i) an Option may not be exercised for a fraction of a Share, and (ii) an Option may not be exercised for less than one hundred (100) Shares, unless the number purchased is the total number available at the time for purchase.

     Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the grant and/or exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon the proper exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11. Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of further grants under the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

     As a condition to the exercise of an Option, the Company and/or the Administrator may require the person exercising such Option to represent and warrant at the time of any such exercise that such exercise does not violate any law, regulation or rule if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

          (b) Termination of Employment or Consulting Relationship for a Reason Other than Death, Disability or Retirement. Upon termination of an Optionee's Continuous Status as an Employee or Consultant, other than upon the Optionee's death, Disability or retirement, the Optionee may exercise his or her Option, but only within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement and subject to Section 19), and only to the extent that the Optionee was vested and otherwise entitled to exercise the Option at the date of termination as set forth in the Option Agreement. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. In the case of an Incentive Stock Option, such period of time for exercise shall not exceed three
(3) months from the date of termination. Notwithstanding the above, in the event of an Optionee's change in status from Consultant to Employee or Employee to Consultant, an Option held by the Optionee shall not automatically terminate solely as a result of such change in status. However, an Incentive Stock Option shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option on the day that is three (3) months and one (1) day following the change of status from Employee to Consultant. To the extent the Optionee is not entitled to exercise the Option at the date of termination, or if the Optionee does not exercise such Option to the extent so entitled within the time provided in the Option Agreement, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (c) Disability of Optionee. In the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of his or her Disability, Optionee may, but only within twelve (12) months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination as set forth in the Option Agreement; provided, however, that if such Disability is not a "disability" as such term is defined in Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall automatically convert to a Nonstatutory Stock Option on the day three (3) months and one (1) day following such termination. To the extent that Optionee is not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time provided in the Option Agreement, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (d) Death of Optionee. In the event of the death of an Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who has acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was vested and entitled to exercise the Option at the date of death as set forth in the Option Agreement. To the extent the Optionee was not entitled to exercise the Option at the time of death, or if after death, the Optionee's estate or a person who has acquired the right to exercise the Option by bequest or inheritance does not exercise the Option to the extent so entitled within the time provided in the Option Agreement, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (e) Retirement of Optionee. In the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of his or her retirement on or after age sixty-five (65), Optionee may exercise his or her Option, but only for the lesser of five (5) years from the date of retirement or such period of time as is specified in the Option Agreement and only to the extent otherwise entitled to exercise it at the date of retirement as set forth in the Option Agreement; provided, however, in the case of an Incentive Stock Option, such period of time for exercise shall not exceed the lesser of three (3) months from the date of retirement or such period of time as is specified in the Option Agreement. To the extent that Optionee is not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time provided in the Option Agreement, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (f) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish, in its sole and absolute discretion, and communicate to the Optionee at the time that such offer is made.

          (g) Rule 16b-3. Options granted to persons subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

     10. Non-Transferability of Options. Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     11.  Adjustments Upon Changes in Capitalization or Merger.

          (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Shares covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of that class resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares of that class, or any other increase or decrease in the number of issued Shares of that class effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

          (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action.

          (c) Merger or Asset Sale. In the event of a merger of the Company with or into another entity and the Company is not the surviving entity, or the sale of all or substantially all of the assets of the Company, the Option shall be assumed or an equivalent option shall be substituted by such successor entity or a parent or subsidiary of such successor entity. In the event that such successor entity does not agree to assume the Option or to substitute an equivalent option, the Administrator shall, in lieu of such assumption or substitution, provide for the Optionee to have the immediate right to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. If the Administrator makes an Option exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option will be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger, the Option confers the right to purchase, for each Share of Optioned Stock subject to the Option immediately prior to the merger, the consideration (whether stock, cash, or other securities or property) received in the merger or asset sale by holders of shares of the same class on a per-share basis for their shares held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of that class); provided, however, that if such consideration received in the merger or asset sale was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or asset sale.

     12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

     13. Amendment and Termination of the Plan. The Board may at any time, in its sole and absolute discretion, amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee with respect to any grant theretofore made, without his or her consent, and no amendment, as it applies to a Covered Employee, shall be made that would cause an Option granted to such Covered Employee to fail to satisfy the performance-based compensation exemption under Code Section 162(m) and the related treasury regulations (to the extent such Option is intended to satisfy this exemption when granted). In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

     14. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed.

     15. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     16. Agreements. Options shall be evidenced by written agreements in such form as the Administrator shall approve from time to time.

     17. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law and the rules of any stock exchange upon which the Common Stock is listed.

     18. Withholding of Taxes. To the extent that the exercise of any Option or the disposition of any Shares shall result in income to the Optionee or any other person in whom ownership of the Option or Shares has vested in accordance with the terms of the Plan, the Company to the extent required by law will withhold from the proceeds of such disposition an appropriate amount for federal, state and local taxes. The Company's obligation to honor an exercise of the Options or disposition of Shares acquired hereunder shall be subject to the holder of the Option making appropriate arrangements with the Company for the satisfaction of all federal, state or local income tax withholding requirements.

     19. Inimical Conduct or Voluntary Termination. Notwithstanding anything to the contrary in the Plan, if the Administrator finds that the Optionee has been engaged in fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his/her association with the Company or any Subsidiary which damaged the Company or any Subsidiary, or for disclosing trade secrets of the Company or any Subsidiary, the Optionee shall forfeit all unexercised Options and all exercised Options under which the Company has not yet delivered the certificates. Unless the Optionee has entered into a written employment agreement with the Company which provides for a contrary treatment, if the Optionee voluntarily terminates employment with the Company, the Optionee shall forfeit all unexercised Options.

     20. Applicable Law. All questions pertaining to the validity, construction and administration of the Plan and the Options granted hereunder shall be determined in accordance with the laws of the State of Nevada and the general corporation law of the State of Nevada to the extent not inconsistent with Code Section 422 and regulations thereunder.

                                REVOCABLE PROXY

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                     PHOENIX RESOURCES TECHNOLOGIES, INC.

                        ANNUAL MEETING OF SHAREHOLDERS
                                 July 21, 2000
                             10.30 A.M. LOCAL TIME


The undersigned hereby appoints Benjamin Traub and Robert Seitz and each of them, with full power of substitution, to act as proxy for the undersigned and to vote all shares of Common Stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Shareholders, to be held on July 21, 2000, at 10:30 a.m., local time at 2nd Floor, 827 Pender Street, Vancouver, BC, Canada, and any and all adjournments thereof, as indicated on the reverse side of this proxy.

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, INCLUDING WHETHER OR NOT TO ADJOURN THE MEETING, THIS PROXY WILL BE VOTED BY THE BOARD OF DIRECTORS IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

PLEASE COMPLETE, DATE, AND SIGN AND FAX OR MAIL THIS PROXY PROMPTLY TO:

MS. ELLEN LUTHY, PHOENIX RESOURCES TECHNOLOGIES, INC., 827 WEST PENDER STREET, SECOND FLOOR, VANCOUVER, BC V6C 3G8 CANADA. FAX: (604) 646-5521.

                      PHOENIX RESOURCES TECHNOLOGIES, INC.

                      2000 ANNUAL MEETING OF SHAREHOLDERS
                      PHOENIX RESOURCES TECHNOLOGIES INC.
                                 JULY 21, 2000

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES IN
                       PROPOSAL 1 AND "FOR" PROPOSAL 2.

[X]   Please mark your vote as this example.

PROPOSAL 1:  ELECTION OF DIRECTORS.

[ ]  FOR all nominees listed at the right:                       NOMINEES:

                                                              Benjamin Traub
                                                              Robert Seitz
                                                              Ellen Luthy
                                                              Richard Monson
                                                              Warren Gacsi

[ ]  WITHHOLD AUTHORITY for the nominees listed at the right:

SHAREHOLDER MAY WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE BY STRIKING OUT THE NAME OF THAT NOMINEE

To hold office until the 2001 Annual Meeting or until their successors are appointed.

PROPOSAL 2:   APPROVAL OF THE COMPANY'S AMENDED AND RESTATED STOCK OPTION PLAN

[ ]  FOR       [ ] AGAINST


SIGNATURE:                                    NAME:
          ------------------------------           -----------------------
                                                   (PLEASE PRINT)


SIGNATURE:                                    NAME:
          ------------------------------           -----------------------
               (IF HELD JOINTLY)                   (PLEASE PRINT)


NUMBER OF SHARES HELD:                        DATE:  JULY, 2000
                      -------------------          ------------------------

PLEASE MARK, DATE AND SIGN AS YOUR NAME APPEARS ABOVE AND MAIL OR FAX (604) 646-5521 SO THAT THE COMPANY RECEIVES YOUR PROXY BY JULY 18, 2000.